                                                                    EXHIBIT 10.6



                    SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Sixth Amendment") is made and entered into to be effective as of the 1st day of January, 1998, between HOLLYWOOD CASINO CORPORATION, a Delaware corporation (the "Employer"), and EDWARD T. PRATT, JR. (the "Employee") with reference to the foregoing.

                                    RECITALS

     A. Pratt Hotel Corporation (nka Greate Bay Casino Corporation), a Delaware corporation ("PHC") which was a direct approximately 80% owned subsidiary of Employer prior to December 31, 1996, and Employee entered into that certain Employment Agreement dated as of September 21, 1989;

     B. PHC and Employee subsequently entered into that certain First Amendment to Employment Agreement dated as of January 1, 1991;

     C. PHC and Employee subsequently entered into that certain Second Amendment to Employment Agreement dated as of September 30, 1992;

     D. PHC and Employee subsequently entered into that certain Third Amendment to Employment Agreement dated as of February 23, 1995;

     E. PHC assigned to Employer the right, title and interest of PHC in, to and under, and Employer assumed the obligations of PHC under, the Employment Agreement, as amended by the First Amendment to Employment Agreement, the Second Amendment to Employment Agreement and the Third Amendment to Employment Agreement, pursuant to that certain Assignment of Pratt Brother Employment Contracts and Assumption Agreement dated as of October 16, 1995;

     F. Employer and Employee subsequently entered into that certain Fourth Amendment to Employment Agreement dated as of January 1, 1996;

     G. Employer and Employee subsequently entered into that certain Fifth Amendment to Employment Agreement dated as of January 1, 1997;.

     H. The Employment Agreement, as amended by the First Amendment to Employment Agreement, the Second Amendment to Employment Agreement, the Third Amendment to Employment Agreement, the Fourth Amendment to Employment Agreement and the Fifth Amendment to Employment Agreement, are hereinafter collectively called the "Existing Employment Agreement"; and

     I. Employer and Employee now desire to further amend the Existing Employment Agreement as provided below.

                                   AGREEMENTS

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Paragraph 2 of the Existing Employment Agreement is hereby amended in its entirety to read as follows:

     "2.    Term of Employment.  The term of employment of the Executive under this Agreement shall expire on December 31, 2000; subject, however, to the provisions of Section 5 of this Agreement."

2. This Sixth Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

3. If any provision of this Sixth Amendment or the application hereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Sixth Amendment or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Sixth Amendment shall be valid and enforced to the fullest extent permitted by law.

4. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OF SUCH STATE'S DOCTRINES REGARD CONFLICTS OF LAWS.

5. Except as amended hereby, the Existing Employment Agreement shall continue in full force and effect without any further action by the parties thereto. On or after the effective date of this Sixth Amendment, references to the "Employment Agreement" in the Existing Employment Agreement, as amended hereby, shall be deemed to mean, for purposes of determining the rights, remedies, obligations and liabilities of the parties thereto and all other purposes, the Existing Employment Agreement, as amended by this Sixth Amendment.


                               *       *       *

     IN WITNESS WHEREOF, the parties to this Sixth Amendment have executed such Sixth Amendment effective as of the date first set forth above.



                                        /s/ Edward T. Pratt, Jr.
                                       ---------------------------
                                       EDWARD T. PRATT, JR.


                                    HOLLYWOOD CASINO CORPORATION



                                    By: /s/ Charles F. LaFrano III
                                       ----------------------------
                                    Name: Charles F. LaFrano III
                                    Title:  Vice President of Finance

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